Exhibit 7.5

( CANADIAN NATIONAL RAILWAY COMPANY AND THE TRUST COMPANY OF BANK OF MONTREAL Trustee I ( Indenture Dated as of June 23. 1999 Subordinated Securities I i ( NY12534 : 34396.7

CANADIAN NATIONAL RAILWAY COMPANY Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939: ( Trust Indenture Act Section Indenture Section §310(a)(l) (aX2) (aX3) (aX4) (b) 609 609 Not Applicable Not Applicable 608 610 613 613 701 702 702 702 703 703 703 703 704 101 1004 Not Applicable I 02 102 Not Applicable Not Applicable 102 601 602 601 601 514 I 01 502 512 513 Not Applicable 508 104 503 504 1003 107 §31l(a) (b) § 312(a) (b) (c) § 313(a) (b) (c) (d) § 314(a) (a)(4) 'I l I (b) (c)(1) (c)(2) (c)(3) (d) (e) § 315(a) (b) (c) (d) (e) § 316(a) (aXIXA) ( I, (a)(IXB) (a)(2) (b) (c) § 317(a)(l) (a)(2) (b) § 318(a) NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture. NY12534: 34396.7

( TABLE OF CONTENTS PARTIES RECITALS OF THE COMPANY ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATl ON SECTION I 01. Definitions ........... . .......... . ......... . ...... .. .. . ..... . .... . Act .... .. . . . . .. . . ... .... . . ..... .. . ... . . . .. . . ..... .. .. . . . . . ... .. 2 Affiliate . . . ......... . . . .... . ................ . ... . . . . . .... . ...... 2 Authenticating Agent ...... .. . . ................. . .. . .. .. ... . .... . .. 2 Board of Directors .... . .... . .. . ............... . ... .. .............. 2 Board Resolution ........ . . . ...................... . ............... 2 Business Day ......... . ... . ................... . .. ... ............. 2 Commission ............ . . . . . .................................... 2 Company ............ .. ......................................... 2 Company Request ............................... .. ............... 3 Company Order .. . ........ . ......... . .............. . . . . . . . ....... 3 Corporate Trust Office ... .... ... . . ... . . .... . ... . .. .... ... . . ..... . .. 3 Covenant Defeasance ............ . ......... .. . ... .... . ... . .. . . . .... 3 Defaulted Interest .. . ...... .... ........... . .... . . .. . . .............. 3 Defeasance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Depositary ............... . ...................................... 3 Event of Default ........ . .. . ....................... . .............. 3 Exchange Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Expiration Date ............ . . . ............ . ...... . . . . .. .......... 3 Global Security ........................... . . . .... . .... . . . ........ 3 Holder .................. . ............... . ... . .. .. . . . . . . ........ 3 Indenture ........ . ..... . . ... ................ . ... . . ... . . .. .. .... . 3 interest ..................... . ... . ........... ... .. . .............. 3 Interest Payment Date ........... . ............ . .... .. ..... . ....... . 4 Investment Company Act ....... . ............... . ....... . ........... 4 Maturity .......................................... . ............. 4 Officers' Certificate .... . ... . .................. . .. .. ............... 4 Opinion of Counsel .......... . ..................... . .............. 4 Original Issue Discount Security .............. . ...... . .. . ............ 4 Outstanding ............................ . ....... . ...... ... .... . .. 4 ! l I ( .I, I' I l. I NoTE: This table of contents shall not, for any purpose. be deemed to be a part of the Indenture. NY12534: 34396.7

I' .I ( I I Paying Agent ............... . .... . ........... . .. . . .. ........ . ... . 5 Person ............ . ........... . .... . ..................... . ..... 5 Place ofPayment .......................... .... .......... . ....... . 5 Predecessor Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Redemption Date . . ..... . .... . ........... . . . ............... .. ..... 5 Redemption Price . . . . ..... .. .. .... .. .. ... . .. . . ... .......... ... . .. . 5 Regular Record Date ..... . ........................................ 5 Responsible Officer .. . ........................ . ....... . .......... . 5 Securities ....................................................... 6 Securities Act .................................................... 6 Security Register . ........ .. .. .. .... ........ . . .. . . .. . . . . .. . .. .... . 6 Security Registrar .... . .. . .......... . ............................. 6 Senior Indebtedness ............. . ............ .. .................. . 6 Special Record Date . . ........... . . . ........ . ..................... 6 Stated Maturity . . .......................... .. .................... 6 Subsidiary ... . . .. ..... . .. ... ... . ..... .. . . . . .. . .... .. . .. . ... .. .. . 7 Trust Indenture Act . . . . .......... . .. . ....... . ........... . ......... 7 Trustee . ........... . .......... .. ......... . ............ . ......... 7 U.S. Government Obligation ....... . .......... . . .. .................. 7 Vice President ...... . ... . .... . .. . .. . .. .. . . . . .. .. ....... . ... . ..... 7 SECTION 102. Compliance Certificates and Opinions . . . . . .... .... . .... . . . ... ..... . ... 7 SECTION 103. Form of Documents Delivered to Trustee ....... . . . ......... . . . . . ..... . . 8 SECTION 1 04. Acts of Holders; Record Dates ..... . . . ......... . ........... .. ........ 8 SECTION 105. Notices, Etc., to Trustee and Company .. . ...... .. .............. . ...... 10 SECTION 106. Notice to Holders; Waiver .. . .. . ... . .. . . . .. . . . . . .. . ... . . . ...... . . ... 11 SECTION 107. Conflict with Trust Indenture Act .... .... . .. ...... . . . ....... . . .. ... . . 11 SECTION 108. Effect of Headings and Table of Contents . ................. . ..... . .... . 11 SECTION 1 09. Successors and Assigns . ......... . ............ .. ................... 11 SECTION 110. Separability Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 SECTION 111. Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 . r, I \ I ( ' J. SECTION 112. SECTION 113. SECTION 114. Governing Law . .. .. .. . . . .... .. . .. .. . ......... .. . . . . ... .... .. . .. . . 12 Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Incorporators, Stockholders, Officers, Directors and Employees ofCompany Exempt from Individual Liability . . .. .......... .. ......... ..... ...... 12 f I SECTION 115. Appointment of New York Agent for Service of Process . . . ..... .. .... .... . 13 I. I .. i -11-NY12534: 34396. 7

I ARTICLE TWO SECURITY FORMS 1 I r SECTION 201. Forms Generally ................................................. 13 SECTION 202. Form of Face of Security ........................................... 14 SECTION 203. Form of Reverse ofSecurity ......................................... 15 SECTION 204. Form of Legend for Global Securities ................................. 20 SECTION 205. Form of Trustee's Certificate of Authentication ......................... 20 ARTICLE THREE THE SECURITIES SECTION 301. Amount Unlimited; Issuable in Series ................................. 20 SECTION 302. Denominations ................................................... 23 SECTION 303. Execution, Authentication, Delivery and Dating ...... ................... 23 SECTION 304. Temporary Securities .............................................. 25 SECTION 305. Registration, Registration of Transfer and Exchange ..................... 25 SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities ........................ 27 SECTION 307. Payment of Interest; Interest Rights Preserved .......... ................ 27 SECTION 308. Persons Deemed Owners ........................................... 28 SECTION 309. Cancellation ... .................................................. 29 SECTION 310. Computation of Interest ............................................ 29 SECTION 311. CUSIP Numbers ................. .................................. 29 ( I I 1 l ARTICLE FOUR I SATISFACTION AND DISCHARGE SECTION 401. Satisfaction and Discharge of Indenture ............................... 30 SECTION 402. Application o f Trust Money ......................................... 31 ARTICLE FIVE REMEDIES SECTION 501. Events of Default ................................................. 31 SECTION 502. Acceleration of Maturity; Rescission and Annulment ..................... 32 SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee ........... 33 SECTION 504. Trustee May File Proofs of Claim .................................... 34 I" I ( -iii-NY12534: 34396.7

I ( I SECTION 505. Trustee May Enforce Claims Without Possession of Securities ............. 34 SECTION 506. Application of Money Collected ....... .. .................... . ....... 34 SECTION 507. Limitation on Suits ................................................ 35 SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest ........................ 35 SECTION 509. Restoration of Rights and Remedies .... .................. .. ... ....... 36 SECTION 510. Rights and Remedies Cumulative .................................... 36 SECTION 511. Delay or Omission Not Waiver ...................................... 36 SECTION 512. Control by Holders ..................................... ... ....... 36 SECTION 513. Waiver of Past Defaults ............................................ 37 SECTION 514. Undertakingfor Costs ............................................. 37 SECTION 515. Waiver of Usury, Stay or Extension Laws .............................. 37 I I ARTICLE SIX THE TRUSTEE SECTION 601. Certain Duties and Responsibilities .................................. 37 SECTION 602. Notice of Defaults ................................................ 38 SECTION 603. Certain Rights ofTrustee ........................................... 38 SECTION 604. Not Responsible for Recitals or Issuance of Secw·ities .................... 40 SECTION 605. May Hold Securities . .............................................. 40 SECTION 606. Money Held in Trust .............................................. 40 SECTION 607. Compensation and Reimbursement ... .. ......... .. ................... 40 SECTION 608. Conflicting Interests ............... . . .. ....... .. . . ................. 41 SECTION 609. Corporate Trustee Required; Eligibility ............................... 41 SECTION 610. Resignation and Removal; Appointment of Successor ... .. ............... 41 SECTION 611. Acceptance of Appointment by Successor .............................. 43 SECTION 612. Merger, Conversion, Consolidation or Succession to Business ............. 44 SECTION 613. Preferential Collection of Claims Against Company ..................... 44 SECTION 614. Appointment of Authenticating Agent ................................. 44 Section 615. Appointment ofCo-Trustee ..................... . ................... . 46 , l ! 1. . I ARTICLE SEVEN l HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY SECTION 70 I. Company to Furnish Trustee Names and Addresses of Holders ... . ......... 47 SECTION 702. Preservation of Information; Communications to Holders ................. 4 7 SECTION 703. Reports by Trustee ........................... . .................... 48 SECTION 704. Reports by Company .............................................. 48 -iv-NY12534: 34396.7

I I ( ( ARTICLE EIGHT CONSOLIDATION, MERGER, SALE OR CONVEYANCE l SECTION 801. Company May Consolidate, Etc., Only on Certain Terms ................. 48 SECTION 802. Succession ...................................................... 49 SECTION 803. Evidence to be Furnished Trustee .................................... 50 I I' I ARTICLE NINE SUPPLEMENTAL INDENTURES SECTION 901. Supplemental Indentures Without Consent of Holders .................... 50 SECTION 902. Supplemental Indentures With Consent of Holders ....................... 51 SECTION 903. Execution of Supplemental Indentures ................................ 52 SECTION 904. Effect of Supplemental Indentures .................................... 52 SECTION 905. Conformity with the Trust Indenture Act and the Canadian Trust Indenture Legislation .................................................................. 52 SECTION 906. Reference in Securities to Supplemental Indentures .. 0 ...... 0 0 . 0 0 ... 0 .. 0 0 52 ARTICLE TEN COVENANTS SECTION 10010 Payment of Principal, Premium and Interest 0 .... 0 0 .. 0 .. 0 ... 0 ...o ••••• 53 SECTION 1002. Maintenance of Office or Agency ... o ••••••••••• 0 . 0 . o ••••••••• o ••••• 53 SECTION 1003. Money for Securities Payments to Be Held in Trust ........... 0 ....... 0 . 53 SECTION I004. Statement by Officers as to Default ........................ 0 0 ....... 0 54 I r . Existence ......... 0 0 .......... 0 ..................... 0 0 ......... 55 SECTION 1005 r SECTION I006. Further Instruments and Acts ............. o ••••••••• 0 ........ 0 ..... 55 SECTION 1007. Waiver of Certain Covenants ...... . o •• o ••• 0 ........................ 55 I ARTICLE ELEVEN REDEMPTION OF SECURITIES SECTION 110I. Applicability of Article ..................................... o •••• o • 55 SECTION 1102. Election to Redeem,· Notice to Trustee .................... 0 0 ......... 55 SECTION 1103. Selection by Trustee of Securities to Be Redeemed ...................... 56 SECTION II04. Notice of Redemption .............................. o ••• o •••••••••• 56 SECTION 1105. Deposit of Redemption Price ...................... 0 ................ 57 l" I' f ( -v-NYI2534: 3439607

I ( I SECTION 1106. Securities Payable on Redemption Date .............................. 57 SECTION 1107. Securities Redeemed in Part ....................................... 58 ARTICLE TWELVE 1 I I r SINKING FUNDS SECTION 1201. Applicability of Article ............................................ 58 SECTION 1202. Satisfaction of Sinking Fund Payments with Securities ................... 58 SECTION 1203. Redemption of Securities for Sinking Fund ............................ 59 ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance ......... 59 SECTION 1302. Defeasance and Discharge ........................................ 59 SECTION 1303. Covenant Defeasance .. ........................................... 60 SECTION 1304. Conditions to Defeasance or Covenant Defeasance ..................... 60 SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions ... 62 SECTION 1306. Reinstatement ................................................... 63 ; ( ARTICLE FOURTEEN SUBORDINATION OF SECURITIES SECTION 1401. Securities Subordinate to Senior Indebtedness ......................... 63 SECTION 1402. Payment Over of Proceeds Upon Dissolution, Etc. ...................... 64 SECTION 1403. Prior Payment to Senior Indebtedness Upon Acceleration of Securities ..... 65 SECTION 1404. No Payment When Senior Indebtedness in Default ...................... 65 SECTION 1405. Payment Permitted If No Default .................................... 66 SECTION 1406. Subrogation to Rights of Holders of Senior Indebtedness . ................ 66 SECTION 1407. Provisions Solely to Define Relative Rights ........................... 67 SECTION 1408. Trustee to Effectuate Subordination ................................. 67 SECTION 1409. No Waiver of Subordination Provisions .............................. 67 SECTION 1410. Notice to Trustee ................................................ 68 SECTION 1411. Reliance on Judicial Order or Certificate of Liquidating Agent .. .......... 68 SECTION 1412. Trustee Not Fiduciary for Holders of Senior Indebtedness ..... ........... 68 SECTION 1413. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights ......................................................... 69 SECTION 1414. Article Applicable to Paying Agents ................................. 69 NY12534: 34396.7 ·VI

I ( I I I i '· SECTION 1415. Certain Conversions Deemed Payment ............................... 69 TESTIMONIUM .... . ... . .............. . ..... .. . . .. . ........... . .. . .. . ...... . ... 68 SIGNATURES AND SEALS .................. . ..................... . .............. 68 ACKNOWLEDGEMENTS ............. . ...... . .. .. ................ .. ....... . .... .6.9 I I' \-I ... I i (. r .t , ! I 1 I ( •VII· NY12534· 34396.7

J { ' r INDENTURE, dated as of June 23, 1999 between CANADIAN NATIONAL RAILWAY COMPANY, a corporation duly organized and existing under the laws of Canada (herein called the "Company"), having its principal office at 935 de La Gauchetiere Street West, Montreal, Quebec H3B 2M9, and THE TRUST COMPANY OF BANK OF MONTREAL, a trust company incorporated under the laws of Canada, as Trustee (herein called the "Trustee"). RECITALS OF TIIE COMPANY The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as in this Indenture provided. I 1, All things necessary to make this Indenture a valid agreement of the Company, in accordance with its tenns, have been done. NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, forthe equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows: I \ I I. I ARTICLE ONE DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION SECTION 101. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires: (1) the tenns defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular; i. I (2) all other tenns used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein; (3) all accounting tenns not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the tenn "generally accepted accounting principles" with respect to any computation required or pennitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; ' l NYI2534: 34396.7

(4) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Indenture; and (5) the words "herein", "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. "Act", when used with respect to any Holder, has the meaning specified in Section 104. "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing. "Authenticating Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities of one or more series. "Board of Directors" means either the board of directors of the Company or any duly authorized committee ofthat board. "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary or Associate Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. ( "Business Day", when used with respect to any Place of Payment, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment are authorized or obligated by law or executive order to close. "Canadian Trust Indenture Legislation" means, at any time, (a) the provisions of the Canada Business Corporations Act, the Business Corporations Act (Ontario) and the Companies Act (British Columbia) and regulations thereunder and (b) the provisions of any other statute of Canada or any Province thereof and any regulations thereunder, in each case (a) and (b) relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures in respect of the issuance of corporate debt obligations and of corporations issuing debt obligations under trust indentures to the extent t at such provisions are at such time in force and applicable to this Indenture. "Commission" means the Securities and Exchange Commission, from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time. "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. ( -2-NY12534: 34396.7

"Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary, an Associate Secretary or an Assistant Secretary, and delivered to the Trustee. "Corporate Trust Office" means the principal office of the Trustee at Suite 5104, First Canadian Place, 100 King Street West, Toronto, Ontario, M5X 1A1, at which at any particular time its corporate trust business shall be administered. "corporation" means a corporation, association, company, joint-stock company or business trust. "Covenant Defeasance" has the meaning specified in Section 1303. "Defaulted Interest" has the meaning specified in Section 307. "Defeasance" has the meaning specified in Section 1302. "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 301. 'I ( "Event of Default" has the meaning specified in Section 501. "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time. "Expiration Date" has the meaning specified in Section 1 04. "Global Security" means a Security that evidences all or part of the Securities of any series and bears the legend set forth in Section 204 (or such legend as may be specified as contemplated by Section 301 for such Securities). "Holder" means a Person in whose name a Security is registered in the Security Register. "Indenture" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all purposes of this instrument and any such supplemental indenture, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively. The term "Indenture" shall also include the terms of particular series of Securities established as contemplated by Section 301. "interest", when used with respect to an Original Issue Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity. -3-NY12534: 34396.7

( "Interest Payment Date", when used with respect to any Security, means the Stated Maturity of an instalment of interest on such Security. "Investment Company Act" means the Investment Company Act of 1940 and any statute successor thereto, in each case as amended from time to time. "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an instalment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise. "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary, an Assistant Secretary or an Associate Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section I 004 shall be the principal executive, financial or accounting officer of the Company. "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Company, and who shall be acceptable to the Trustee. "Original Issue Discount Security" means any Security which provides for an amount I ess than the principal amount thereof to be due and payable upon a declaration of acceleration ofthe Maturity thereof pursuant to Section 502. I "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: ( (1) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancel!at ion; (2) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; (3) Securities as to which Defeasance has been effected pursuant to Section I 302; and (4) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Secu rities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, (A) the principal amount of an ( -4-NY12534: 34396.7

( Original Issue Discount Security which shall be deemed to be Outstanding shall be the amount of the principal thereof which would be due and payable as of such date upon acceleration of the Maturity thereof to such date pursuant to Section 502, (B) if, as of such date, the principal amount payable at the Stated Maturity of a Security is not determinable, the principal amount of such Security which shall be deemed to be Outstanding sha11 be the amount as specified or determined as contemplated by Section 301, (C) the principal amount ofa Security denominated in one or more foreign currencies or currency units which shall be deemed to be Outstanding shall be the U.S. dollar equivalent, determined as of such date in the manner provided as contemplated by Section 301, of the principal amount of such Security (or, in the case of a Security described in Clause (A) or (B) above, of the amount determined as provided in such Clause), and (D) Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which the Trustee knows to be so owned shall be so disregarded. "Paying Agent" means any Person authorized by the Company to pay the principal of or any premium or interest on any Securities on behalf of the Company. "Person" means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof. "Place of Payment", when used with respect to the Securities of any series, means the place or places where the principal of and any premium and interest on the Securities of that series are payable as specified as contemplated by Section 301. ( "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security. ., "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture. "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture. "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 30 I. "Responsible Officer", when used with respect to the Trustee, means any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge -5-NY12534: 34396.7 ·'

i ( of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture. "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture. "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time. "Security Register" and "Security Registrar" have the respective meanings specified in Section 305. "Senior Indebtedness", means with respect to the Company, (i) the principal (including redemption payments), premium, if any, interest and other payment obligations in respect of (a) indebtedness of the Company for money borrowed and (b) indebtedness evidenced by debentures, bonds, notes or other debt securities issued by the Company, including any such securities issued under any deed, indenture or other instrument to which the Company is a party (including, for the avoidance of doubt, indentures pursuant to which subordinated debentures have been or may be issued), (ii) all capital, operating or other lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company, all hedging agreements and agreements of a similar nature thereto and all agreements relating to any such agreements, and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Company for reimbursement on any letter of credit, banker's acceptance, securities purchase facility or similar credit transaction, (v) all obligations of the type referred to in clauses (i) through (iv) above of other persons for the payment of which the Company is responsible or liable as obligor, guarantor, surety or otherwise, and (vi) all obligations of the type referred to in clauses (i) through (v) above of other persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), in each case whether outstanding at the date of this Indenture or thereafter incurred, except for (a) any such indebtedness that contains express terms, or is issued under a deed, indenture or other instrument which contains express terms, providing that it is subordinate to or ranks pari passu with the Securities and (b) any indebtedness between the Company and its Affiliates. Such Senior Indebtedness shall continue to be Senior Indebtedness and be entitled to the benefits of the subordination provisions of this Indenture irrespective of any amendment, modification or waiver of any term of such Senior Indebtedness and notwithstanding that no express written subordination agreement may have been entered into between the holders of such Senior Indebtedness and the Trustee or any of the holders of the Securities. ·' "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307. "Stated Maturity", when used with respect to any Security or any instalment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such instalment of principal or interest is due and payable. ( ·' NY12534: 34396.7

c "Subsidiary" means a corporation a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more Subsidiaries of the Company, or by the Company and one or more Subsidiaries of the Company; provided that no corporation shall become or shall be deemed to be a Subsidiary of the Company for purposes of this Indenture if, and so long as, the Company does not control such entity by reason of any law, regulation, executive order or other legal requirement, including without limitation pursuant to any voting trust or similar arrangement entered into in connection with the acquisition of such corporation by the Company pending regulatory approval of such acquisition. "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended. "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series. "U.S. Government Obligation" has the meaning specified in Section 1304. "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president" and when used with respect to the Company shall also mean the ChiefLegal Officer of the Company. SECTION I 02. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision ofthis Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be required under the Trust Indenture Act and the Canadian Trust Indenture Legislation. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer ofthe Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements of the Trust Indenture Act, the Canadian Trust Indenture Legislation and any other requirements set forth in this Indenture. Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (except for certificates provided for in Section I 004) shall include, (I} a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; ( NY12534: 34396.7

( (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether 'or not such covenant or condition has been complied with; and (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with. SECTION I 03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments underthis Indenture, they may, but need not, be consolidated and form one instrument. SECTION 104. Acts of Holders; Record Dates. Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, whee it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. ( -8-NYI2534: 34396.7

( The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient. The ownership of Securities shall be proved by the Security Register. Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security. I' The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities of such series, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of the relevant series on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities of the relevant series in the manner set forth in Section I 06. t [_ ,' ( The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities of any series entitled to join in the giving or making of (i) any Notice of Default, (ii) any declaration of acceleration referred to in Section 502, (iii) any request to institute proceedings referred to in Section 507(2) or (iv) any direction referred to in Section 512, in each case with respect to Securities of such series. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities of such series on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior tc '1e applicable Expiration Date by Holders of the requisite principal amount of -9-NYJ2534: 34396. 7

! ( Outstanding Securities of such series on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any actin for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the relevant series on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities of the relevant series in the manner set forth in Section 106. r With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities of the relevant series in the manner set forth in Section I 06, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the !80th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the !80th day after the applicable record date. \ r '' i ( ' C. Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount. SECTION I 05. Notices, Etc., to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, (I) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, ATTN: Senior Trust Officer, or (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company. Notices sent to the Trustee shall be deemed delivered when actually received. - i. -10-NY12534: 34396.7

SECTION I 06. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. I I' SECTION 107. Conflict with Trust Indenture Act. ) If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act or the Canadian Trust Indenture Legislation which is required under such Act or such legislation, as the case may be, to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act or the Canadian Trust Indenture Legislation which may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. '· ( SECTION 1 08. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. SECTION 109. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. SECTION II 0. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. -1 1-NY12534: 34396.7

• ! ( ( SECTION 111. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Holders and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture. SECTION 112. Governing Law. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State ofNew York. Les parties aux presentes confirment leur volonte que cette convention de meme que tous Ies documents, y compris tout avis, s'y rattachant, soient rediges en anglais seulement. SECTION 113. Legal Holidays. In any case where any Interest Payment Date, Redemption Date, date for payment ofDefaulted Interest or Stated Maturity of any Security shall not be a Business Day at any Place ofPayment, then (notwithstanding any other provision of this Indenture or of the Sec uri ties (other than a provision of any Security which specifically states that such provision shall apply in lieu of this Section)) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place ofPayment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity; provided, however, that if such next succeeding Business Day is in the next succeeding calendar year, then such payment shall be made on the immediately preceding Business Day. SECTION 114. Incmporators, Stockholders, Officers, Directors and Employees ofCompany Exempt from Individual Liability. •' ( No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers, directors or employees, as such, of the Company or of any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute of, and any and all such rights and claims against, every such incorporator, stockholder, officer, director or employee, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained i·-this Indenture or in any of the Securities or -12-NY12534: 34396.7

. i I ( I implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the execution and delivery of this Indenture and the issue of Securities hereunder. SECTION 115. Appointment of New York Agent for Service of Process. The Company agrees that any legal or equitable suit, action or proceeding arising under or related to this Indenture or any Security may be instituted and prosecuted in any state or Federal court in The City ofNew York, and the Company irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Company hereby designates and appoints CT Corporation as its authorized agent to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in any state or Federal court in The City ofNew York, and agrees that service of process upon such agent at its office at 1633 Broadway, New York, New York 10019 and written notice of such service mailed by registered or certified mail, postage prepaid, return receipt requested, to the Company, at the address of the Company specified in Section 105(2), shall be deemed in every respect effective service of process in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Company, whether or not the Company shall then be doing, or at any time shall have done, business within the State of New York, and that any such service of process shall be of the same force and validity as if service were made upon the Company personally and directly according to the laws governing the validity and requirements of such service in any applicable jurisdiction, and the Company waives all claim of error by reason of any such service. Such designation, appointment and acceptance are irrevocable until the earlier of payment in full ofthe principal of, premium, if any, and interest on the Securities of any series, or the designation and appointment by the Company of a successor New York agent for service of process and the acceptance thereof by such successor. ( f' ( ARTICLE TWO ,'.., i., SECURITY FORMS SECTION 201. Forms Generally. The Securities of each series shall be in substantially the form set forth in this Article, or in ·such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, sub stitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or Depositary therefor or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary, an Associate Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities. I ' -13-NY12534: 34396.7

I ) ( The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities. SECTION 202. Form of Face of Security. (Insert any legend required by the Internal Revenue Code and the regulations thereunder.] CANADIAN NATIONAL RAILWAY COMPANY No.......... $ ........ CANADIAN NATIONAL RAILWAY COMPANY, a corporation duly organized and existing under the laws of Canada (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to ..............................................., or registered assigns, the principal sum of ...................................... Dollars on ........................................................ (if the Security is to bear interest prior to Maturity, insert-, and to pay interest thereon from ............. or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on ............ and ............ in each year, commencing ........., at the rate of ....% per annum, until the principal hereof is paid or made available for payment [if applicable, insert-, provided that any principal and premium, and any such instalment of interest, which is overdue shall bear interest at the rate of ...% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand). The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close ofbusiness on the Regular Record Date for such interest, which shall be the ....... or ....... (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not Jess than I 0 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture]. I I ' J i l f' (If the Security is not to bear interest prior to Maturity, insert-The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at Stated Maturity and in such case the overdue principal and any overdue premium shall bear interest at the rate of ....% per annum (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are r";d or made available ( -14-NY12534: 34396.7

l ( ! for payment. Interest on any overdue principal or premium shall be payable on demand. [Any such interest on overdue principal or premium which is not paid on demand shall bear interest at the rate of ......% per annum (to the extent that the payment of such interest on interest shall be legally enforceable), from the date of such demand until the amount so demanded is paid or made available for payment. Interest on any overdue interest shall be payable on demand.)) - Payment of the principal of (and premium, if any) and [if applicable, insert-any such] interest on this Security will be made at the office or agency of the Company maintained for that purpose in ............, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts [if applicable, insert-;provided, however, that at the option of the Company payment of interest may be made by check mailed to the address ofthe Person entitled thereto as such address shall appear in the Security Register]. Reference is hereby made to the further provisions ofthis Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose. ) l ( IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal. Dated: \ ) CANADIAN NATIONAL RAILWAY COMPANY By............................................................................... Attest: SECTION 203. Form of Reverse ojSecurity. This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of ..............., 1999 (herein called the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and ..........................................., as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Indebtedness and the I ( -15-NY12534 : 34396.7

Holders of the Securities and of the tenns upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable. insert -. limited in aggregate principal amount to$...........]. [.if applicable, insert-The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, [if applicable, insert-(1) on ........... in any year commencing with the year ...... and ending with the year ...... through operation ofthe sinking fund for this series at a Redemption Price equal to 100% of the principal amount, and (2)] at any time [if applicable. insert -on or after .........., .....], as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed (if applicable, insert-on or before ..............., ...%, and if redeemed] during the 12-month period beginning ............. of the years indicated, Redemption Price Redemption Price ( ( ( and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (if applicable, insert-(whether through operation of the sinking fund or otherwise)] with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] [.if applicable, insert-The Securities of this series are subject to redemption upon not less than 30 days' notice by mail, (1) on ............ in any year commencing with the year .... and ending with the year .... through operation of the sinking fund for this series at the Redemption Prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below, and (2) at any time (if applicable, insert-on or after ............], as a whole or in part, at the election of the Company, at the Redemption Prices for redemption otherwise than through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below: If redeemed during the 12-month period beginning ............ of the years indicated, ( -16-NYI2534: 34396.7

I I ( r Redemption Price For Redemption Through Operation of the Sinking Fund Redemption Price For Redemption Otherwise Than Through Operation of the Sinking Fund and thereafter at a Redemption Price equal to .....% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest instalments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.] I [..lf applicable, insert - Notwithstanding the foregoing, the Company may not, prior to ............., redeem any Securities of this series as contemplated by [ifapplicable, insert-Clause (2) of] the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than .....%per annum.] [.ifapplicable, insert-The sinking fund for this series provides for the redemption on ............ in each year beginning with the year ....... and ending with the year ...... of (if applicable, insert not less than $.......... ("mandatory sinking fund") and not more than] $......... aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [ifapplicable, insert-mandatory] sinking fund payments may be credited against subsequent [if applicable, insert-mandatory] sinking fund payments otherwise required to be made [if applicable, insert-, in the inverse order in which they become due].] [.ifthe Security is subject to redemption of any kind, insert-In the event of redemption of this Security in part only, a new Security or Securities ofthis series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.] [.if applicable, insert-The Securities of this series are convertible at any time at the option of the Holder into [spec[bl class of equity security of the Company], as provided in the Indenture.] The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or .. ( I l -17-NY12534: 34396.7

l, t ( appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in fact for any and all such purposes. Each Holder hereof, by his acceptance hereof, waives all notice of the acceptance of the subordination provisions contained herein and in the Indenture by each holderofSenior Indebtedness, whether now outstanding or hereinafter incurred, and waives reliance by each such Holder upon said provisions. [.if applicable, insert-The Indenture contains provisions for defeasance at any time of [the entire indebtedness ofthis Security] [or) [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance with certain conditions set forth in the Indenture.) [.ifthe Security is not an Original Issue Discount Security, insert-Ifan Event ofDefault with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.) [.if the Security is an Original Issue Discow?t Security, insert-If an Event of Default with respect to Securities of this series shall occur and be continuing, an amount of principal of the Securities ofthis series may be declared due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to-insert formula for determining the amount. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.] The Indenture penn its, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. 'I I· \ 'I I I lI · ! As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 25% in principal amount ofthe Securities ofthis series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series I \' l· I I ( -18-NY12534: 34396.7

( at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Securities of this series are issuable only in registered form without coupons in denominations of$....... and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount ofSecurities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereoffor all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. ., No recourse sh.all be had for the payment of the principal of(or premium, if any) or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect ofthe Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration forthe issue hereof, expressly waived and released. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. -19-NY12534: 34396.7

SECTION 204. Form of Legend for Global Securities. Unless otherwise specified as contemplated by Section 30 I for the Securities evidenced thereby, every Global Security authenticated and delivered hereunder shall bear a legend in substantially the following form: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. SECTION 205. Form of Trustee's Certificate of Authentication. The Trustee's certificates of authentication shall be in substantially the following form: This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. THE TRUST COMPANY OF BANK OF MONTREAL, As Trustee c DATED: By......................................... Authorized Signatory ARTICLE THREE THE SECURITIES SECTION 301. Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued in one or more series. There shall be established in or pursuant to a Board Resolution and, subject to Section 303, set forth, or determined in the manner provided, in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series, ( -20-NYI2534: 34396.7

( (1) the title of the Securities of the series (which shall distinguish the Securities ofthe series from Securities of any other series); (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 304, 305, 306, 906 or 1107 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder); (3) the Person to whom any interest on a Security of the series shall be payable, if other than the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest; (4) the date or dates on which the principal of any Securities of the series is payable; (5) the rate or rates at which any Securities of the series shall bear interest, if any, the date or dates from which any such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any such interest payable on any Interest Payment Date; (6) the place or places where the principal of and any premium and interest on any Securities of the series shall be payable; (7) the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company and, if other than by a Board Resolution, the manner in which any election by the Company to redeem the Securities shall be evidenced; (8) the obligation, if any, of the Company to redeem or purchase any Securities of the series pursuant to any sinking fund or analogous provisions or at the option of the Holder thereof and the period or periods within which, the price or prices at which and the terms and conditions upon which any Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation; (9) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which any Securities of the series shall be issuable; (I 0) if the amount of principal of or any premium or interest on any Securities of the series may be determined with reference to an index or pursuant to a formula, the manner in which such amounts shall be determined; (11) if other than the currency of the United States of America, the currency, currencies or currency units in which the principal of or any premium or interest on any Securities of the series shall be payable and the manner of determining the equivalent thereof in the currency of the United States of America for any purpose, including for purposes of the definition of "Outstanding" in Section 1 01; -21-NY12534: 34396.7

( (12) if the principal of or any premium or interest on any Securities of the series is to be payable, at the election of the Company or the Holder thereof, in one or more currencies or currency units other than that or those in which such Securities are stated to be payable, the currency, currencies or currency units in which the principal of or any premium or interest on such Securities as to which such election is made shall be payable, the periods within which and the terms and conditions upon which such election is to be made and the amount so payable (or the manner in which such amount shall be determined); (13) if other than the entire principal amount thereof, the portion of the principal amount of any Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502; (14) if the principal amount payable at the Stated Maturity of any Securities of the series will not be determinable as of any one or more dates prior to the Stated Maturity, the amount which shall be deemed to be the principal amount of such Securities as of any such date for any purpose thereunder or hereunder, including the principal amount thereof which shall be due and payable upon any Maturity other than the Stated Maturity or which shall be deemed to be Outstanding as of any date prior to the Stated Maturity (or, in any such case, the manner in which such amount deemed to be the principal amount shall be determined); (15) if applicable, that the Securities of the series, in whole or any specified part, shall be defeasible pursuant to Section 1302 or Section 1303 or both such Sections and, if other than by a Board Resolution, the manner in which any election by the Company to defease such Securities shall be evidenced; (16) if applicable, that any Securities of the series shall be issuable in whole or in part in the form of one or more Global Securities and, in such case, the respective Depositaries for such Global Securities, the form of any legend or legends which shall be borne by any such Global Security in addition to or in lieu of that set forth in Section 204 and any circumstances in addition to or in lieu of those set forth in Clause (2) of the last paragraph of Section 305 in which any such Global Security may be exchanged in whole or in part for Securities registered, and any transfer of such Global Security in whole or in part may be registered, in the name or names of Persons other than the Depositary for such Global Security or a nominee thereof; (17) any addition to or change in the Events of Default which applies to any Securities of the series and any change in the right of the Trustee or the requisite Holders of such Securities to declare the principal amount thereof due and payable pursuant to Section 502; (18) any addition to or change in the covenants set forth in Article Ten which applies to Securities of the series; (19) if applicable, any rights of the Holders of such Securities to convert such Securities into equity securities of the Company; (20) any addition to or change in the subordination provisions set forth in Article Fourteen which applies to Securities of the Series; and ( -22-NY12534: 34396.7

(21) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 90 I (5)). All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to the Board Resolution referred to above and (subject to Section 303) set forth, or determined in the manner provided, in the Officers' Certificate referred to above or in any such indenture supplemental hereto. If any of the terms of the series are established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the series. The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fourteen. SECTION 302. Denominations. The Securities of each series shall be issuable in registered or unregistered form with or without coupons and only in such denominations as shall be specified as contemplated by Section 30 I. In the absence of any such specified denomination with respect to the Securities of any series, the Securities of such series shall be issuable in registered form without coupons in denominations of$1,000 and any integral multiple thereof. SECTION 303. Execution, Authentication, Delivery and Dating. I -1 The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries or Associate Secretaries. The signature of any of these officers on the Securities may be manual or facsimile. Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established by or pursuant to one or more Board Resolutions as permitted by Sections 201 and 301, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such ( -23-NY12534: 34396.7

( Securities, the Trustee shall be entitled to receive, and (subject to Section 60 I) shall be fully protected in relying upon, an Opinion of Counsel stating, (I) if the fonn of such Securities has been established by or pursuant to Board Resolution as pennitted by Section 20 I, that such fonn has been established in confonnity with the provisions of this Indenture; (2) if the tenns of such Securities haveb en established by or pursuant to Board Resolution as pennitted by Section 301, that such tenns have been established in confonnity with the provisions ofthis Indenture; (3) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their tenns, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and (4) that all applicable laws and requirements in respect of the execution and delivery by the Company of such Securities have been complied with. If such fonn or tenns have been so established, the Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee. c Notwithstanding the provisions of Section 3 0 I and of the preceding paragraph, if all Securities of a series are not to be originally issued at one time, it shall not be necessary to deliver the Officers' Certificate otherwise required pursuant to Section 301 or the Company Order and Opinion of Counsel otherwise required pursuant to such preceding paragraph at or prior to the authentication of each Security of such series if such documents are delivered at or prior to the authentication upon original issuance of the first Security of such series to be issued. Each Security shall be dated the date of its authentication. No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the fonn provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancellation as provided in Section 309, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture. The Trustee shall have the right to dec!ine to authenticate and deliver any Securities under this e 4 etennines that such action may not lawfully be Section ifthe Trustee, being advised by -24-NY12534: 34396.7 taken or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders. SECTION 304. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denom ination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities. Iftemporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series and tenor. ( SECTION 305. Registration, Registration of Transfer and Exchange. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided; provided, however, that the Company may from time to time appoint another Person as co-Security Registrar, and any such Person shall have all the rights, powers and duties in such capacity of the Security Registrar. Bank of Montreal Trust Company of New York is initially appointed as co Security Registrar. Upon surrender for registration of transfer of any Security of a series at the office or agency ofthe Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount. At the option of the Holder, Securities of any series may be exchanged for other Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at such Oll1Ceo'H ency. Whenever any Securities ( ·, -25-NY12534: 34396.7 are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer. Ifthe Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (A) to issue, register the transfer of or exchange any Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening ofbusiness 15 days before the day of the mailing of a notice of redemption of any such Securities selected for redemption under Section 1103 and ending at the close ofbusiness on the day of such mailing, or (B) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part. ( The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities: (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary designated for such G Jabal Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture. (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) such Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) required by law or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 301. (3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct. -26-NYI2534: 34396.7

(4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section, Section 304, 306, 906 or 1107 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof. SECTION 306. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding. If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of!ike tenor and principal amount and bearing a number not contemporaneously outstanding. In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security. c Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses ofthe Trustee) connected therewith. Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits ofthis Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder. The provisions ofthis Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respectto the replacement or payment of mutilated, destroyed, lost or stolen Securities. SECTION 307. Payment of Interest; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 301 with respect to any series of Securities, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more ( -27-NY12534: 34396.7

.J Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (I) or (2) below: (I)The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close ofbusiness on aS pecial Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than I 5 days and not Jess than I 0 days prior to the date of the proposed payment and not less than I 0 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given to each Holder of Securities of such series in the manner set forth in Section 106, not Jess than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2). ( (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee. J 1 Subject to the foregoing provisions ofthis Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. SECTION 308. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security -28-NYI2534: 34396.7 .• '

( registered as the owner of such Security for the purpose of receiving payment of principal of and any premium and (subject to Section 307) any interest on such Security and for all other purposes what soever, whether ornot such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. SECTION 309. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancell at ion any Securities previously authenticated hereunder which the Company has not issued and sold, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order; provided, however, that the Trustee shall not be obligated to destroy cancelled securities. SECTION 310. Computation of Interest. (_ Except as otherwise specified as contemplated by Section 30 I for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. For purposes of the Interest Act (Canada), (i) whenever any interest under this Indenture is calculated using a rate based on a year of 360 days, such rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days, (y) multiplied by the actual number of days in the calendar year in which such determination is made, and (z) divided by 360, (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Indenture, and (iii) the rates of interest stipulated in this Indenture are intended to be nominal rates and not effective rates or yields. SECTION 311. CUSJP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (ifthen generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders;providedthat any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CU SIP" numbers. -29-NYJ2534: 34396.7

(' ARTICLE FOUR SAT!SFACTION AND DISCHARGE SECTION 40 I. Satisfaction and Discharge of Indenture. This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense ofthe Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when (1) either (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1 003) have been delivered to the Trustee for cancellation; or (B) all such Securities not theretofore delivered to the Trustee for cancellation (i) have become due and payable, or (ii) will become due and payable at their Stated Maturity within one year, or (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, ofthe Company, and the Company, in the case of(i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and any premium and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating -30-NY!2534: 34396.7 I ;

Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1 003 shall survive. SECTION 402. Application ofTrust Money. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee. ARTICLE FIVE REMEDIES SECTION 501. Events of Default. "Event of Default", wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article Fourteen or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body): (1) default in the payment of any interest upon any Security ofthat series when it becomes due and payable, and continuance of such default for a period of 30 days; or (2) default in the payment of the principal of or any premium on any Security of that series at its Maturity; or (3) default in the deposit of any sinking fund payment, when and as due by the tenns of a Security of that series; or (4) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of series of Securities other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a notice of default hereunder; or -31-NYJ2534· 34396.7

( (5) the Company shall make an assignment for the benefit of creditors or an assignment in bankruptcy, or shall file a petition in bankruptcy; or the Company shall be adjudicated insolvent or bankrupt, or shall petition or shall apply to any court havingjurisdiction in the premises for the appointment of a receiver, trustee, liquidator or sequestrator of, or for, the Company or any substantial portion of the property of the Company; or the Company shall commence any proceeding relating to the Company or any substantial portion of the property of the Company under any insolvency, reorganization, arrangement, orreadjustmentof debt, dissolution, winding up, adjustment, composition or liquidation Jaw or statute of any jurisdiction, whether now or hereafter in effect (hereinafter in this subsection (5) called "Proceeding"); or if there shall be commenced against the Company any Proceeding and an order approving the petition shall be entered, or such Proceeding shall remain undischarged for a period of 60 days; or a receiver, trustee, liquidator or sequestrator of, or for, the Company or any substantial portion of the property of the Company shall be appointed and shall not be discharged within a period of 60 days; or the Company by any act shall indicate consent to or approval of or acquiescence in any Proceeding or the appointment of a receiver, trustee, liquidator or sequestrator of, or for, the Company or any substantial portion ofthe property ofthe Company; provided that a resolution or order for winding-up of the Company with a view to its consolidation, or for the amalgamation or merger with another company or for the transfer of its assets as a whole, or substantially as a whole, to such other company as provided in Section 80 I shall not make the rights and remedies herein enforceable under this subsection (5) of Section 50 I if such last-mentioned company shall, as a part of such consolidation, amalgamation, merger or transfer, and within 60 days from the passing of the resolution or the date of the order, comply with the conditions to that end stated in Section 801; or ( (6) any other Event ofDefault provided with respect to Securities of that series. SECTION 502. Acceleration of Matwity; Rescission and Annulment. If an Event ofDefault (other than an Event of Default specified in Section 50 I (5)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event ofDefault specified in Section 501 (5) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment ofthe money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the ( -32-NYI2534: 34396.7

Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if (1) the Company has paid or deposited with the Trustee a sum sufficient to pay (A) all overdue interest on all Securities of that series, (B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities, (C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513. No such rescission shall affect any subsequent default or impair any right consequent thereon. ( T j i SECTION 503. Collection of Indebtedness and Suits for Enforcement by Trustee. ·I The Company covenants that if (I) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or i. (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If an Event of Default with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most ( -33-NYI2534: 34396.7 effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy. SECTION 504. Trustee May File Proofs of Claim. I' In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act or the Canadian Trust Indenture Legislation in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607. \ ( No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Trustee may, on behalfofthe Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee. I ) l \ ' ( SECTION 505. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered. SECTION 506. Application of Money Collected. Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof iffully paid: ., i "": T0 the payment of all amounts due the Trustee under Section 607; f ( I -34-NYI2534: 34396.7

( SECOND: Subject to Article Fourteen, to the payment of the amounts then due and unpaid for principal of and any premium and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and any premium and interest, respectively; and THIRD: The remainder, if any, to the Company. I I SECTION 507. Limitation on Suits. No Holder of any Security of any series shall have any right to institute any proceed ing,judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (I) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of that series; (2) the Holders of not less than 25% in principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request; (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities of that series; it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or prefer ence over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders. SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and any premium and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute -35-NY12534: 34396.7

I ( ( ' suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. I \ I SECTION 509. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted. SECTION 510. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. (' ( i) I ( l) SECTION 511. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be. } SECTION 512. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that (I) such direction shall not be in conflict with any rule of law or with this Indenture, and (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. -36-NYJ2534: 34396.7

SECTION 513. Waiver of Past Defaults. I,' The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past defau It hereunder with respect to such series and its consequences, except a default (I)in the payment of the principal of or any premium or interest on any Security of such series, or (2) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. SECTION 514. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shaJI be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company. SECTION 515. Waiver of Usury, Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. ARTICLE SIX THE TRUSTEE SECTION 601. Certain Duties and Responsibilities. I. -37-NYJ2534: 34396.7

i 1 c', The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and the Canadian Trust Indenture Legislation. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the perfonnance of any of its duties hereunder, or in the exercise·of any of its rights or powers. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions ofthis Section. I j I I I. I The Trustee undertakes to perfonn such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. [ ( I SECTION 602. Notice of Defaults. If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act and the Canadian Trust Indenture Legislation; provided, however, that, notwithstanding any provision of such Act or such legislation specifying a longer time period, the Trustee shall give notice to all holders of Preferred Securities of all Events of Default of which it has knowledge and which have not been cured or waived within 30 days of the occurrence thereof; provided, further, however; that in the case of any default of the character specified in Section 501(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the tenn "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series. ( \ [ l i i I SECTION 603. Certain Rights of Trustee. Subject to the provisions of Section 601: ' r. ! (I) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution,. certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or partie!l; (2) any request or direction of the Company mentioned herein·shall be sufficiently evidenced by a Company Request or Company Order, and any resolution ofthe Board of Directors shall be sufficiently evidenced by a Board Resolution; (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate; ( -38-NYI2534; 34396.7

I { I (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shaJI have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction; (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, with the reasonable cost of such inquiry borne by the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; I ! " (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; ( (8) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; (9) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust office of the Trustee, and such notice references the Securities and this Indenture; , I (10) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder; and (11) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements ofthis Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stat rei.,'. -39-NYI2534: 34396.7

( SECTION 604. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securitieor the proceeds thereof. SECTION 605. May Hold Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent. ; I I 1' r SECTION 606. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent requ'ired by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company. ( ' I l. SECTION 607. Compensation and Reimbursement. The Company agrees (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); '• (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and (3) to indemnify each of the Trustee or any predecessor Trustee and their officers, directors, employees and agents for, and to hold them harmless against, any and all loss, damage, claims, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, or any Holder or any other Person) or :: ( in ( '' -40-NYI2534: 34396.7

c connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 607, except with respect to funds held in trust for the benefit of the Holders of particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501, the expenses (including the reasonable charges and expenses of its counse I) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. The provisions of this Section shall survive the termination of this Indenture, or the resignation or removal of the Trustee. SECTION 608. Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under this Indenture with respect to Securities of more than one series or a trustee under the Indenture dated June 1, 1998 between the Company and the Trustee. ( SECTION 609. Corporate Trustee Required; Eligibility. There shall at all times be one (and only one) Trustee hereunder with respect to the Securities of each series, which may be Trustee hereunder for Securities of one or more other series. Each Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 (or is an Affiliate of an entity which has such capital and surplus). If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section and to the extent permitted by the Trust Indenture Act, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. I fat any time the Trustee with respect to the Securities of any series shall cease to. be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. SECTION 610. Resignation and Removal; Appointment of Successor. No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611. -41-NYI2534: 34396.7

c The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competentjurisd iction for the appointment of a successor Trustee with respect to the Securities of such series. The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company. If at any time: (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, c then, in any such case, (A) the Company by a Board Resolution may remove the Trustee with respect to all Securities, or (B) subject to Section 514, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees. If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply wi$ the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accord ance with the applicable requirements of Section 611, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 611, any Holder who has been a bona fide Holder of a Security of such series for at least six ( -42-NY12534: 34396.7

( months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series. The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series to all Holders of Securities of such series in the manner provided in Section 106. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office. SECTION 611. Acceptance of Appointment by Successor. In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. ' c I In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confinn to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confinn that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates. ( -43-NY12534: 34396.7

( Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article. SECTION 612. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part ofany of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities. SECTION 613. Preferential Collection ofClaims Against Company. c If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). SECTION 614. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the Jaws ofthe United States of America, any State thereof or the District of Columbia, authorized under such Jaws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 (or being an Affiliate of an entity with such capital and surplus) and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this ( -44-NY12534 : 34396.7

( Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect speci fied in this Section. Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent. An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 106 to all Holders of Securities of the series with respect to which such Authenticating Agent will serve. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section. The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 607. If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form: This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture. The Trust Company ofBank of Montreal, As Trustee By......................................, As Authenticating Agent ( -45-N Y 12534: 34396.7

( By....................................... Authorized Signatory SECTION 615. Appointment ofCo-Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of any trust under this Indenture may at the time be located, the Trustee shall have the power and may execute and deliver all instru ments necessary to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, and to vest in such Person or Persons, in such capacity and for the benefit ofthe Noteholders, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 610 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 106 hereof provided, however, that notice thereof shall promptly be given to the Company. (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions: (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or cotrustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to any portion of any trust thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee; (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and (iii) the Trustee may at any time accept the resignation of, or remove any separate trustee or co-trustee. (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article Six. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee. ( -46-NY12534: 34396.7

( (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. if any separate trustee or co trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee. ARTICLE SEVEN HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY SECTION 701. Company to Furnish Trustee Names and Addresses of Holders. The Company will furnish or cause to be furnished to the Trustee (1) semi-annually, not later than March 30 and September 30 in each year, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of each series as of the preceding March 15 or September 15, as the case may be, and (2) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished; excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar. SECTION 702. Preservation of Information; Communications to Holders. The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished. The rights ofHolders to communicate with other Holders with respect to their rights underthis Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act. Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses ofHolders made pursuant to the Trust Indenture Act. -47-NYJ2534: 34396.7

SECTION 703. Reports by Trustee. The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. Reports so required to be transmitted at stated intervals of not more than 12 months shall be transmitted no later than April30 in each calendar year, commencing in 2000. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange. SECTION 704. Reports by Company. The Company shall file with the Trustee, the Commission and the appropriate Canadian securities regulatory authorities, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act and the Canadian Trust Indenture Legislation and at the times and in the manner provided pursuant to such Act or such legislation, as applicable; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so required to be filed with the Commission. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates). ARTICLE EIGHT CONSOLIDATION, MERGER, SALE OR CONVEYANCE SECTION 801. Company May Consolidate, Etc., Only on Certain Terms. Nothing contained in this Indenture or in any Securities of any series shall prevent any consolidation, amalgamation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations, amalgamations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Company to any other corporation (whether or not affiliated with the Company) authorized to /ct·c;;: "a e -48-NY12534: 34396.7

( acquire and operate the same; provided, however, and the Company hereby covenants and agrees, that (l) in a transaction in which the Company does not survive or in which the Company sells, conveys, or leases all or substantially all of its property, the successor entity is organized under the laws of Canada or any Province or Territory thereof or the laws of the United States of America or any State thereof or the District of Columbia, (2) upon any such consolidation, amalgamation, merger, sale, conveyance or lease, the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by a supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the corporation (if other than the Company) formed by such consolidation or amalgamation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and (3) immediately after giving effect to such transaction, no Event of Default or event that with the passing oftime or the giving of notice, or both, would constitute an Event of Default shall have occurred and be continuing. r I ! SECTION 802. Succession. c Upon any such consolidation, amalgamation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of (and premium, if any) and interest on all of the Securities then outstanding and the due and punctual performance and observance of all of the covenants and conditions ofthis Indenture to be performed by' the Company in accordance with Section 80 I, such successor corporation shall succeed to and be substituted for the Company, with the same effect as ifit had been named herein as the Company and in the case of any such sale or conveyance the Company thereafter shall be released from its liabilities as obligor and maker on all the Securities and from its obligations under this Indenture. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities ofany series issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities of any series which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication and any Securities of any series which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as any Securities theretofore or thereafter issued in accordance with the terms of this Indenture. I In case of any such consolidation, amalgamation, merger, sale, conveyance or lease such changes in phraseology and form (but not;,.. c:ubstance) may be made in the Securities of any series thereafter to be issued as may be appro).>. -49-NY12534: 34396.7

( SECTION 803. Evidence to be Furnished Trustee. The Trustee, subject to Sections 601 and 602, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, amalgamation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Eight. ARTICLE NINE SUPPLEMENTALINDENTURES SECTION 901. Supplemental indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in fonn satisfactory to the Trustee, for any of the following purposes: (1) to evidence the succession of another Person to the Company and the assumption by any such successor ofthe covenants of the Company herein and in the Securities; or (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or (3) to add any additional Events of Default for the benefit of the Holders of all or any series of Securities (and if such additional Events of Default are to be for the benefit of less than all series of Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or (4) to add to or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons, or to permit or facilitate the issuance of Securities in uncertificated form; or (5) to add to, change or eliminate any of the provisions of this Indenture in respect of one or more series ofSecurities,providedthat any such addition, change or elimination (A) shall neither (i) apply to any Security of any series created prior to the execution of such supplemental indenture and entitled to the benefit of such provision nor (ii) modify the rights of the Holder of any such Security with respect to such provision or (B) shall become effective only when there is no such Security Outstanding; or (6) to secure the Securities; or -50-NY12534: 34396.7

(7) to establish the form or terms of Securities of any series as permitted by Sections 201 and 301; or (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611; or (9) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, provided that such action pursuant to this Clause (9) shall not adversely affect the interests of the Holders of Securities of any series in any material respect. SECTION 902. Supplemental Indentures With Consent of Holders. With the consent of the Holders of not Jess than a majority in principal amount of the Outstanding Securities of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any ofthe provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby, (1) extend the Stated Maturity of the principal of, or any instalment of principal of or interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or reduce the amount of the principal of an Original Issue Discount Security or any other Security which would be due and payable upon a declaration of acceleration of the Maturity thereof pursuant to Section 502, or change any Place of Payment where, or the coin or currency in which, any Security or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof(or, in the case of redemption, on or after the Redemption Date), or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders, or (2) reduce the percentage in principal amount ofthe Outstanding Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance w.ith certain provisions ofth is Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or (3) modify any of the provisions of this Section, Section 513 or Section 1007, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to ''the Trustee" a. carr itant changes in th is -51-NY12534: 34396.7

( Section and Section I 007, or the deletion of this proviso, in accordance with the requirements of Sections 611 and 901(8). A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. SECTION 903. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 60 I) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. ( SECTION 904. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall fonn a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. SECTION 905. Conformity with the Trust Indenture Act and the Canadian Trust Indenture Legislation. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act and the Canadian Trust Indenture Legislation. SECTION 906. Reference in Securities to Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in fonn approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so detenn ine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepar ..:. nd executed -52-NY12534: 34396.7

( by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series. ARTICLE TEN COVENANTS SECTION 1 001. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of and any premium and interest on the Securities of that series in accordance with the tenns of the Securities and this Indenture. SECTION 1002. Maintenance of Office or Agency. The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands. c The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. SECTION I 003. Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of or any premium or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and any premium and interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. -53-NY12534: 34396. 7

( Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of or any premium or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay such amount, such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act. The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and (2) during the continuance of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment in respect of the Securities of that series, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent for payment in respect of the Securities ofthat series. The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money. Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment ofthe principal of or any premium or interest on any Security of any series and remaining unclaimed for two years after such principal, premium or interest has become due and c payable shal l be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder·of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough ofManhattan, The City ofNew York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company. SECTION I 004. Statement by Officers as to Default. The Company will deliver to the Trustee, within I 20 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge ofthe signers thereof the Company is in default in the perfonnance and observance of any of the tenns, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. -54-NY12534: 34396.7

SECTION 1005. Existence. Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise ifthe Board of Directors shaH determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders. SECTION 1006. Further Instruments and Acts. The Company will, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectually the purposes of this Indenture. SECTION 1007. Waiver of Certain Covenants. Except as otherwise specified as contemplated by Section 301 for Securities of such series, the Company may, with respect to the Securities of any series, omit in any particular instance to comply with any term, provision or condition set forth in any covenant provided pursuant to Section 30 I (18), 901 (2) or 90 1(7) for the benefit of the Holders of such series ifbefore the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect. : I I ARTICLE ELEVEN REDEMPTION OF SECURITIES SECTION 1101. Applicability of Article. Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for such Securities) in accordance with this Article. SECTION 1102. Election to Redeem; Notice to Trustee. The election of the Company to redeem any Securities shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 30 I for such Securities. In -55-.. ' NY12534: 34396.7

( case of any redemption at the election of the Company of less than all the Securities of any series (including any such redemption affecting only a single Security), the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of Securities of such series to be redeemed and, if applicable, of the tenor ofthe Securities to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction. 1 SECTION 1103. Selection by Trustee of Securities to Be Redeemed. If less than all the Securities of any series are to be redeemed (unless all the Securities of such series and of a specified tenor are to be redeemed or unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of a portion of the principal amount of any Security of such series, provided that the unredeemed portion of the principal amount of any Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. Ifless than all the Securities of such series and of a specified tenor are to be redeemed (unless such redemption affects only a single Security), the particular Securities to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series and specified tenor not previously called for redemption in accordance with the preceding sentence. ( The Trustee shall promptly notify the Company in writing of the Securities selected for redemption as aforesaid and, in case of any Securities selected for partial redemption as aforesaid, the principal amount thereof to be redeemed. The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount ofthe Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed. SECTION 1104. Notice of Redemption. Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register. -56-NY12534: 34396.7

( I All notices of redemption shall state: (I) the Redemption Date, (2) the Redemption Price, (3) if less than all the Outstanding Securities of any series consisting of more than a single Security are to be redeemed, the identification (and, in the case of partial redemption of any such Securities, the principal amounts) of the particular Securities to be redeemed and, if less than all the Outstanding Securities of any series consisting of a single Security are to be redeemed, the principal amount of the particular Security to be redeemed, (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date, (5) the place or places where each such Security is to be surrendered for payment of the Redemption Price, and I \ (6) that the redemption is for a sinking fund, if such is the case. i I Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company and shall be irrevocable. f ' ( SECTION II OS. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and (except ifthe Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date. SECTION II 06. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that, unless otherwise specified as contemplated by Section 30 I, instalments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307. -57-NY12534· 34396.7

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security. SECTION 1107. Securities Redeemed in Part. Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series and of like tenor, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered. ARTICLE TWELVE SINKING FUNDS l I SECTION 1201. Applicability of Article. Cl \ ( I The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of any series except as otherwise specified as contemplated by Section 301 for such Securities. The minimum amount of any sinking fund payment provided for by the terms of any Securities is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of such Securities is herein referred to as an "optional sinking fund payment". If provided for by the terms of any Securities, the cash amount of any sinking fund payment may be subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of such Securities. SECTION 1202. Satisfaction of Sinking Fund Payments with Securities. The Company (1) may deliver Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any sinking fund payment with respect to any Securities of such series required to be made pursuant to the terms of such Securities as and to the extent provided for by the terms of such Securities; provided that the Securities to be so credited have not been previously so credited. The Securities to be so credited shall be received and credited for such ;·1rpose by the Trustee at the Redemption Price, as specified in the Securities so to be redeemed, for I -58-NYJ2534: 34396.7

( redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly. SECTION 1203. Redemption of Securities for Sinking Fund. Not less than 45 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for such Securities pursuant to the terms of such Securities, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities pursuant to Section 1202 and will also deliver to the Trustee any Securities to be so delivered. Not less than 3 0 days prior to each such sinking fund payment date, the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 1103 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1104. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1106 and 11 07. ARTICLE THIRTEEN DEFEASANCE AND COVENANT DEFEASANCE c SECTION 1301. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may elect, at its option at any time, to have Section 1302 or Section 1303 applied to any Securities or any series of Securities, as the case may be, designated pursuant to Section 301 as being defeasible pursuant to such Section 1302 or 1303, in accordance with any applicable requirements provided pursuant to Section 301 and upon compliance with the conditions set forth below in this Article. Any such election shall be evidenced by a Board Resolution or in another manner specified as contemplated by Section 301 for such Securities. SECTION 1302. Defeasance and Discharge. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, the Company shall be deemed to have been discharged from its obligations, and the provisions of Article Fourteen shall cease to be effective, with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Defeasance"). For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Securities and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), subject to the following which shall survive until otherwise terminated or discharged hereunder: (I) the rights of Holdt::··· -!I suf"h Securities to receive, solely from the trust fund described in Section 1304 and as ( -59-NYJ2534: 34396.7 more fully set forth in such Section, payments in respect of the principal of and any premium and interest on such Securities when payments are due, (2) the Company's obligations with respect to such Securities under Sections 304, 305, 306, I 002 and 1003, (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder and(4) this Article. Subjectto compliance with this Article, the Company may exercise its option (if any) to have this Section applied to any Securities notwithstanding the prior exercise of its option (if any) to have Section 1303 applied to such Securities. SECTION 1303. Covenant Defeasance. Upon the Company's exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from any covenants provided pursuant to Section 301(18), 901 (2) or 901 (7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in Sections 501(4) (with respect to any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)) and 501(6) shall be deemed not to be or result in an Event of Default, and (3) the provisions of Article Fourteen shall cease to be effective, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of Section 501(4)), or Article Fourteen, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture c and such Securitie s shall be unaffected thereby. SECTION 13 04. Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to the application of Section 1302 or Section 1303 to any Securities or any series of Securities, as the case may be: (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee which satisfies the requirements contemplated by Section 609 and agrees to comply with the provisions of this Article applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefits of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof iri accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and any premium and interest on such Securities on the respective Stated Maturities, in accordance with the terms of this Indenture and such Securities. As used herein, "U.S.. Government Obligation" I' means (x) any s ·· y '"hich is (i) a direct obligation of the United States of America for the -60-NYI2534: 34396.7

payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any U.S. Government Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt. (2) In the event of an election to have Section 1302 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or(B) since the date of this instrument, there has been a change in the applicable Federal income tax law, in either case (A) or (B) to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit, Defeasance and discharge to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur. ( I I (3) In the event of an election to have Section 1303 apply to any Securities or any series of Securities, as the case may be, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit and Covenant Defeasance to be effected with respect to such Securities and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit and Covenant Defeasance were not to occur. (4) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize gain or loss for Canadian federal income tax purposes as a result of the deposit and Defeasance and discharge or Covenant Defeasance, as the case may be, to be effected with respect to such Securities and will be subject to Canadian federal income tax on the same amounts, in the same manner and at the same times as would be the case if such deposit and Defeasance and discharge or Covenant Defeasance, as the case may be, were not to occur. (5) The Company shall have delivered to the Trustee an Officer's Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit. · (6) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such itif-or any other Securities shall have occurred and be ( -61-NY12534: 34396.7 continuing at the time of such deposit or, with regard to any such event specified in Sections 501(5), at any time on or prior to the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 123rd day). (7) Such Defeasance or Covenant Defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Securities are in default within the meaning of such Act). (8) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any other agreement or instrument to which the Company is a party or by which it is bound. (9) Such Defeasance or Covenant Defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder. (10) At the time of such deposit, (A) no default in the payment of any principal of or premium or interest on any Senior Indebtedness shall have occurred and be continuing, (B) no event of default with respect to any Senior Indebtedness shall have resulted in such Senior Indebtedness becoming, and continuing to be, due and payable prior to the date on which it would otherwise have become due and payable (unless payment of such Senior Indebtedness has been made or duly provided for), and (C) no other event of default with respect to any Senior Indebtedness shall have occurred and be continuing permitting (after notice or lapse of time or both) the holders of such Senior Indebtedness (or a trustee on behalf of such holders) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable. ( (11) The Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel {which opinion of counsel may be subject to customary assumptions and exclusions), each stating that all conditions precedent with respect to such Defeasance or Covenant Defeasance have been complied with. SECTION 1305. Deposited Money and U.S. Government Obligations to Be Held in Trust; Miscellaneous Provisions. Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes ofthis Section and Section 1306, the Trustee and any such other trustee are referred to collectively as the "Trustee") pursuant to Section 1304 in respect of any Securities sha11 be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any such Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and any premium and interest, but money so held in trust need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust shall not be subject to the provisions of Article Fourteen. -62-NY12534: 34396. 7

I ' ( The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities. Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1304 with respect to any Securities which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance, as the case may be, with respect to such Securities. SECTION 1306. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations under this Indenture and such Securities from which the Company has been discharged or released pursuant to Section 1302 or 1303 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1305 with respect to such Securities in accordance with this Article; provided, however, that if the Company makes any payment of principal of or any premium or interest on any such Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust. I I ( ARTICLE FOURTEEN SUBORDINATION OF SECURITIES SECTION 1401. Securities Subordinate to Senior Indebtedness. Except as otherwise provided in a supplemental indenture or pursuant to Section 301, the Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of(and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. -63-NY12534: 34396.7

( SECTION 1402. Payment Over of Proceeds Upon Dissolution, Etc. In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marsh all ing of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment on account of principal of(orpremium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, which may be payable or deliverable in respect of the Securities in any such case, proceeding, dissolution, liquidation or other winding up or event to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment ofany other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, I iquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness. For purposes of this Article only, the words "cash, property or securities" shall not be deemed to include shares ofstockofthe Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment which are subordinated in right of payment to all Senior Indebtedness which may at the time be outstanding to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger, amalgamation or other combination of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling ofassets and liabilities ofthe Company for the purposes ofthis Section ifthe Person formed by such consolidation or into which the Company is merged, amalgamated or otherwise combined or which acquires by conveyance or transfer such properties and a. ts·\:ostantially as -64-NY12534: 34396.7 ·"'·,_...... _ ---"--'-'" - -'-: .&. · - -··-----

an entirety, as the case may be, shall, as a part of such consolidation, merger, amalgamation, combination, conveyance or transfer, comply with the conditions set forth in Article Eight. SECT!ON 1403. Prior Payment to Senior Indebtedness Upon Acceleration of Securities. In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in money or money's worth, before the Holders of the Securities are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent any redemption of Securities in accordance with Article Eleven or the satisfaction of any sinking fund payment in accordance with Article Twelve by delivering and crediting pursuant to Section 1202 Securities which have been acquired (upon redemption or otherwise), in each case prior to such declaration of acceleratiqn. In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company. The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable. SECTJON 1404. No Payment When Senior Indebtedness in Default. (a) In the event and during the continuation of any default in the payment of principal of(or premium, if any) or interest on any Senior Indebtedness during or beyond any applicable grace period with respect thereto, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and, in each case, shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist resulting in such acceleration having been rescinded or annulled, or(b) in the event any judicial proceeding shall be pending with respect to any such default in payment or event of default, then no payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities) shall be made by the Company on account of principal of(or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities; provided, however, that nothing in this Section shall prevent any redemption of Securities in accordance with Article Eleven or the satisfaction of any sinking fund payment in accordance with Article Twelve -65-NY12534: 34396.7

( by delivering and crediting pursuant to Section 1202 Securities which have been acquired (upon redemption or otherwise), in each case prior to such default. In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment shall be paid over and delivered forthwith to the Company. The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable. SECTION 1405. Payment Permitted If No Default. Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1402 or under the conditions described in Section 1403 or 1404, from making payments at any time of principal of(and premium, if any) or interest on the Securities, or (b) the application by the Trustee of any money deposited with it hereunder to the payment of or on account of the principal of(and premium, if any) or interest on the Securities or the retention of such payment by the Holders, if, at the time of such application by the Trustee, it did not have knowledge that such payment would have been prohibited by the provisions of this Article. I ( SECTION 1406. Subrogation to Rights of Holders of Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness ofthe Company which by its express terms is subordinated to indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders ofthe Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness. -66-NYI2534: 34396.7

( I SECTION 1407. Provisions Solely to Define Relative Rights. The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Holders of the Securities the principal of(and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holder. SECTION 1408. Trustee to Effectuate Subordination. Each holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes. SECTION 1409. No Waiver of Subordination Provisions. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with. 1 I• Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing orreleasingthe subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person. -67-NY 12534: 34396.7

( SECTION 1410. Notice to Trustee. The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect ofthe Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written noticethereoffrom the Company or a holder of Senior Indebted ness or from any trustee therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist. 1 Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. SECTION 1411. Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. SECTION 1412. Trustee Not Fiduciary for Holders of Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise. -68-NY12534: 34396.7

SECTION 1413. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 607. SECTION 1414. Article Applicable to Paying Agents. In case at any time any Paying Agent other than the· Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1413 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent. SECTION 1415. Certain Conversions Deemed Payment. For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with any conversion provisions applicable to such securities shall not be deemed to constitute a payment or distribution on account of the principal of or premium or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term ''junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. If the securities shall be entitled to be converted pursuant to any provisions applicable to a particular series of Securities, nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with any conversion provisions applicable to such securities. -69-NY12534: 34396.7

This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. -70-NYJ2534: 34396.7

I t' IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written. I i CANADIAN NATIONAL RAILWAY COMPANY )fOi )ll,C't J1J-By............................................................................... Name: Jean Pierre Ouellet Title: ChiefLegal Officer and Corporate Secretary cf ATT By........................................... ............................... Name· Sean Finn Title: Treasurer and Principal Tax Counsel THE TRUST COMPANY OF BANK OF MONTREAL Name: Title: